Taxation (Effects of Beijing Wangpin's Preferential Tax Rate to Group) (Details) (CNY) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Jun. 30, 2014	Jun. 30, 2013	Jun. 30, 2012
TAXATION [Abstract]
Preferential tax treatments impact to net income attributable to ordinary shareholders	28,136	20,574	20,676
Per share effect - basic	0.33	3.87	0.24
Per share effect - diluted	0.30	3.87	0.20